Income Taxes - Income taxes at the UK statutory rate compared to the Company's income tax expenses (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Income Taxes
Net loss before income tax	$ (17,081,617)	$ (16,846,203)	$ (20,499,459)
Statutory rate	19.00%	19.00%	19.00%
Expected income tax recovery	$ (3,245,507)	$ (3,200,779)	$ (3,894,897)
Impact on income tax expense/recovery from
Change in valuation allowance	4,287,778	3,150,021	(1,322,117)
Permanent differences	81	161,543	0
U.S. state taxes (net of FBOS)	(655,877)	(370,870)	0
Tax rate difference in foreign jurisdictions	(136,343)	(1,960)	2,686,296
Change of tax rate due to U.S. tax reform	0	0	0
Change of tax rate from prior year	0	(63,133)	1,602,112
Deferred tax adjustments	(250,132)	325,178	928,606
Income tax expense	$ 0	$ 0	$ 0